			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	hhgregg, Inc., et al	Case No.	17-01302-11
Debtors

MONTHLY OPERATING REPORT hhgregg, Inc., et. al.

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS			Page

Condensed Consolidated Statement of Income			2
Condensed Consolidated Balance Sheet			3
Condensed Consolidated Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements by Filed Legal Entity		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Condensed Consolidating Statement of Income		8
Schedule 5 -	Condensed Consolidating Balance Sheet		9
Schedule 6 -	Summary of Unpaid Post-Petition Debts		10
Schedule 7 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		11
Schedule 8 -	Accounts Receivable Aging		12
Schedule 9 -	Questionnaire		13

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		5/30/2017
Signature of Authorized Individual*		Date

Kevin Kovacs		CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
April 1, 2017 to
(In Thousands)	April 30, 2017

Net Sales	$72,421
Cost of Goods Sold	73,067
Gross Profit	(646)

Operating Expenses:
Advertising Expense, Net	101
Occupancy Costs	21,403
Data Communications	407
Repair and Maintenance	11
Company Insurance (Non-Medical)	458
Employee Benefits	748
Wage Expense	9,269
Employee Services	160
Travel and Entertainment	154
Bank Transaction Fees	360
Professional Fees	1,737
Stock Compensation Expense (Benefit), Net	(489)
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	1,895
Administrative and Sales Expense	504
Product Services Expense	1,767
Bad Debts	452

Total Operating Expenses	38,937

Operating Income	(39,583)

Interest Expense, net	657
Other Income/(Expense)	(7,525)

Income Before Taxes	(47,765)

Income Tax Expense/(Benefit)	—

Net Income	$(47,765)

Loss from Discontinued Operations	—
Income Tax Benefit	—
Loss on Discontinued Operations	—

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	4/30/2017

Assets
Cash	$1,687
Credit Card and Trade Accounts Receivable, Net	16,647
Accounts Receivable - Other	31,978
Merchandise Inventories	35,550
Prepaid Expenses and Other Assets	12,058
Income Taxes Receivable	70
Total Current Assets	97,990

Property and Equipment, Net	59,785
Capitalized Financing Fees, Net	3,681
Goodwill	—
Trademarks, Net	—
Other Assets, Net	2,911

Total Assets	164,367

Liabilities and Stockholders' Deficit
Accounts Payable	14,090
Oustanding Customer Deposits, Credits, Refunds	6,518
Unredeemed Gift Card Liability	16
Other Accrued Expenses	12,218
Deferred Tax Liability	—
DIP Loans	22,829

Total Current Liabilities	55,671

Deferred Rent	26,040
LT Deferred Compensation	234
Other Long-term Liabilities	1,758
Liabilities Subject to Compromise	$144,926

Total Liabilities	228,629

Preferred Stock	—
Common Stock	4
Retained Earnings / (Accumulated Deficit)	(219,310)
Treasury Stock	(150,228)
Additional Paid-in Capital	305,273
Total Stockholders' Deficit	(64,262)

Total Liabilities and Stockholders' Deficit	$164,367

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
April 1, 2017 to
(In Thousands)	April 30, 2017
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$158

Cash flows from investing activities:
Purchases of property and equipment	(143)
Proceeds from sale of property and equipment	831
Other	—
Net cash used in investing activities	688

Cash flows from financing activities:
Net Borrowings on Line of Credit	(860)
(860)

Increase/(decrease) in cash and cash equivalents	(14)

Cash and cash equivalents at beginning of period	1,701

Cash and cash equivalents at end of period	$1,687

hhgregg, Inc. et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of April 1, 2017 to April 30, 2017
Legal Entity	Case Number	Disbursements
hhgregg, Inc.	17-01302-11	—
Gregg Appliances, Inc.	17-01303-11	$38,805
HHG Distributing, LLC	17-01304-11	—

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	938169174	Gregg Appliances, Inc.	Operating Account	1	900	4/30/2017	yes
1001	Corporate Account	multiple accounts	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	—	959	4/30/2017	no
1003	Flex Benefits	938168515	Gregg Appliances, Inc.	Flex Benefits Payments	—	—	4/30/2017	yes
1005	Ecommerce Paypal	265587872	Gregg Appliances, Inc.	Ecommerce Payments - Paypal	—	112	4/30/2017	no
1010	RCC Returned Checks	938168127	Gregg Appliances, Inc.	Returned check concentration	—	227	4/30/2017	no
1013	Ohio Workers Compensation	938168341	Gregg Appliances, Inc.	Ohio Workers Comp Claims	—	—	4/30/2017	yes
1016	Cash Concentration	938169455	Gregg Appliances, Inc.	Cash Dominion	105	105	4/30/2017	yes
1041	Stock Option Proceeds/ Tax Witholding	938169828/938169885	Gregg Appliances, Inc.	Stock Sales	—	—	4/30/2017	yes
1042	PayPal	938183472	Gregg Appliances, Inc.	HR Insurance Collections - Leave Associates	—	—	4/30/2017	yes
1050	Payroll	938169802	Gregg Appliances, Inc.	Off Cycle Payroll	—	3	4/30/2017	yes
1051	Disbursements	938169729	Gregg Appliances, Inc.	Checking	—	(1,218)	4/30/2017	yes
1052	Dishonored Checks	938169661	Gregg Appliances, Inc.	Bad Check Collections	—	—	4/30/2017	yes
1055	Restricted - utilities Escrow	938157500	Gregg Appliances, Inc.	Utility Escrow	375	375	4/30/2017	yes
1060	WF Commercial Card	4608112090	Gregg Appliances, Inc.	Corporate Card / Virtual Card Account	1	10	4/30/2017	yes

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of April 1, 2017 to April 30, 2017
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	—	—
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	50	50
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	—	—
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	—	—
ICE MILLER LLP	Legal Services	—	—
Total		$50	$50

(1) Approved amounts represent the amounts approved by Court orders.

.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Statement of Income (unaudited)

	For the Period of April 1, 2017 to April 30, 2017				Cumulative Filing to Date
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Net Sales	$—	$72,421	—	$72,421	$—	$165,829	—	$165,829
Cost of Goods Sold	—	73,067	—	$73,067	—	147,697	—	$147,697
Gross Profit	—	$(646)	—	$(646)	—	$18,132	—	$18,132

Operating Expenses:
Advertising Expense, Net	$—	$101	$—	$101	$—	$1,013	$—	$1,013
Occupancy Costs	$—	$21,403	$—	$21,403	$—	$31,299	$—	$31,299
Data Communications	$—	$407	$—	$407	$—	$953	$—	$953
Repair and Maintenance	$—	$11	$—	$11	$—	$321	$—	$321
Company Insurance (Non-Medical)	$—	$458	$—	$458	$—	$1,213	$—	$1,213
Employee Benefits	$—	$748	$—	$748	$—	$2,379	$—	$2,379
Wage Expense	$—	$9,269	$—	$9,269	$—	$20,950	$—	$20,950
Employee Services	$—	$160	$—	$160	$—	$286	$—	$286
Travel and Entertainment	$—	$154	$—	$154	$—	$334	$—	$334
Bank Transaction Fees	$—	$360	$—	$360	$—	$2,797	$—	$2,797
Professional Fees	$—	$1,737	$—	$1,737	$—	$3,080	$—	$3,080
Stock Compensation Expense	$—	$(489)	$—	$(489)	$—	$(384)	$—	$(384)
Gain/Loss on Early Extinguishment of Debt	$—	$—	$—	$—	$—	$2,103	$—	$2,103
Depreciation and Amortization	$—	$1,895	$—	$1,895	$—	$3,871	$—	$3,871
Administrative and Sales Expense	$—	$504	$—	$504	$—	$1,161	$—	$1,161
Product Services Expense	$—	$1,767	$—	$1,767	$—	$5,971	$—	$5,971
Bad Debts	$—	$452	$—	$452	$—	$943	$—	$943

Total Operating Expenses	—	38,937	—	$38,937	—	$78,291	—	$78,291

Operating Income/(Loss)	—	$(39,583)	—	$(39,583)	—	$(60,160)	—	$(60,160)

Interest Expense, net	$—	$657	$—	$657	$—	$1,447	$—	$1,447
Other Income/(Expense)	$—	$(7,525)	$—	$(7,525)	$—	$(7,093)	$—	$(7,093)
	$0	8,182	—	(6,868)	$0	8,540	—	(5,646)
Income/(Loss) Before Income Taxes	$0	$(47,765)	$0	$(47,765)	$0	$(68,700)	$0	$(68,700)

Income Tax Expense/(Benefit)	$—	$—	$—	$—	$—	$—	$—	$—

Net Income/(Loss)	$0	$(47,765)	—	$(47,765)	$0	$(68,700)	—	$(68,700)

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidating Balance Sheet (unaudited)

	As of April 30, 2017				As of Petition Date (1)
(In Thousands)	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors	hhgregg, Inc.	Gregg Appliances, Inc.	HHG Distributing, LLC	Total Debtors

Assets
Cash	—	$1,687	—	$1,687	—	$2,690	—	$2,690
Credit Card and Trade Accounts Receivable, Net	—	16,647	—	16,647	—	11,772	—	11,772
Accounts Receivable - Other	—	31,978	—	31,978	—	7,274	—	7,274
Merchandise Inventories	—	35,550	—	35,550	—	169,676		169,676
Prepaid Expenses and Other Assets	—	12,058	—	12,058	—	5,828		5,828
Income Taxes Receivable	—	70	—	70	—	69	—	69
Total Current Assets	—	97,990	—	97,990	—	197,310	—	197,310

Property and Equipment, Net	—	59,785	—	59,785	—	72,646	—	72,646
Capitalized Financing Fees, Net	—	3,681	—	3,681	—	2,111	—	2,111
Goodwill	—	—	—	—	—	—	—	—
Trademarks, Net	—	—	—	—	—	—	—	—
Other Assets, Net	—	2,911	—	2,911	—	2,919	—	2,919

Total Assets	—	164,367	—	164,367	—	274,986	—	274,986

Liabilities and Stockholders' Deficit
Accounts Payable	—	14,090	—	14,090	—	—	—	—
Oustanding Customer Deposits, Credits, Refunds	—	6,518	—	6,518	—	—	—	—
Unredeemed Gift Card Liability	—	16	—	16	—	—	—	—
Other Accrued Expenses	—	12,218	—	12,218	—	—	—	—
DIP Loans	—	22,829	—	22,829	—	—	—	—
Line of Credit	—	—	—	—	—	63,000	—	63,000
Deferred Tax Liability	—	—	—	—	—	—	—	—

Total Current Liabilities	—	55,671	—	55,671	—	63,000	—	63,000

Deferred Rent	—	26,040	—	26,040	—	48,750	—	48,750
LT Deferred Compensation	—	234	—	234	—	—	—	—
Other long-term liabilities	—	1,758	—	1,758	—	1,822	—	1,822
Liabilities Subject to Compromise	—	144,926	—	144,926	—	156,592	—	156,592

Total Liabilities	—	228,629	—	228,629	—	270,164	—	270,164

Preferred Stock	—	—	—	—	—	—	—	—
Common Stock	—	4	—	4	—	4	—	4
Retained Earnings / (Accumulated Deficit)	—	(219,310)	—	(219,310)	—	(150,611)	—	(150,611)
Treasury Stock	—	(150,228)	—	(150,228)	—	(150,228)	—	(150,228)
Additional Paid-in Capital	—	305,273	—	305,273	—	305,657	—	305,657
Total Stockholders' Deficit	—	(64,262)	—	(64,262)	—	4,822	—	4,822

Total Liabilities and Stockholders' Deficit	—	$164,367	—	$164,367	—	$274,986	—	$274,986

(1) Balance sheet is as of 2/28/2017, which excludes the 6 days leading up to the petition date of 3/6/2017.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$2,116	$998	$(1,223)	$220	$6	$2,117
Wages Payable	3,858	—	—	—	—	3,858
Taxes Payable (1)	3,474	—	43	42	18	3,577
Rent/Leases-Building	1	888	6,908	—	—	7,797
Utilities Payable (2)	2,073	129	—	—	—	2,202
Insurance Reserves	2,568	—	—	—	—	2,568
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	6,518	—	—	—	—	6,518
Unredeemed Gift Card Liability (1)	16	—	—	—	—	16
Deferred Rent	57,491	—	—	—	—	57,491
LT Deferred Compensation	234	—	—	—	—	234
Other (1)	5,910	37	—	—	—	5,948
Total Post-Petition Debts	$84,259	$2,052	$5,729	$262	$24	$92,325

hhgregg, Inc. (17-01302-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Utilities Payable	—	—	—	—	—	—
Insurance Reserves	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	—	—	—	—	—	—
Unredeemed Gift Card Liability	—	—	—	—	—	—
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	—	—	—	—	—	—
Other	—	—	—	—	—	—

Total Post-Petition Debts	—	—	—	—	—	—

HHG Distributing (17-01304-11)
Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	—	—	—	—	—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Utilities Payable	—	—	—	—	—	—
Insurance Reserves	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (1)	—	—	—	—	—	—
Unredeemed Gift Card Liability	—	—	—	—	—	—
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total Post-Petition Debts	—	—	—	—	—	—

(1) Any past due taxes payable relate to unpaid business license fees for 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

For the Period Ended April 30, 2017
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	—	1,126.00	(1,126)	4/6 ; 4/20	EFT	—
FICA - Employee	—	763	(763)	4/6 ; 4/20	EFT	—
FICA - Employer	378.00	647	(763)	4/6 ; 4/20	EFT	262.37
Unemployment	11	10	(16)	4/6 ; 4/20	EFT	4.49
Income	—	—	—			—
Total Federal Taxes	389	2,547	(2,669)			267

State and Local
Withholding	—	339	(339)	4/6 ; 4/20	EFT	—
Sales and Use	1,395	5,669	(4,543)	4/20-4/26	ACH & CK# 1728473	2,521
Excise	—	—	—			—
Unemployment	44	57	(79)	4/6 ; 4/20	EFT	21
Real Property	2,943	1,263	(954)	4/3	Checks & EFT	3,253
Personal Property	1,877	(236)	—			1,641
Other	379	67	(39)	4/20-4/30	ACH & CH 1728466 & 1728477 1729015	406
Total State and Local	6,637	7,158	(5,954)			7,842

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

As of April 30, 2017
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$5,766	$8,250	$14,016.00
+ Amounts billed during the period	47,977	944	$48,921
- Amounts collected during the period	(43,739)	(1,662)	$(45,401)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	(631)	(236)	$(868)
Total Accounts Receivable at the end of the reporting period	$9,373	$7,296	$16,669

As of April 30, 2017
Accounts Receivable Aging

< 90	7,401	6,141	$13,542
91+	1,973	1,154.00	$3,127
Total Accounts Receivable	9,373	7,296	$16,669
Amount Considered Uncollectible	—	(22)	$(22)
Accounts Receivable, Net	$9,373	$7,273	$16,647
NOTES

(1) Credit Card Receivable Aging is based upon historical experience through 3/6/2017.
(2) No reserves have been recorded against credit card receivables.
(3) $32.0M of Accounts Receivable - Other exists at 4/30/2017 for which aging information is not readily available.

hhgregg, Inc., et al
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing.
X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date